Addendum No. 3 to Contract No 840/08625142/25/01-13 Date of signature: January 16 , 2014
THE SELLER The Open Joint Stock Company «Isotope», (JSC «Isotope») Pogodinskaya str., 22, Moscow, 119435, Russia. Phone: +7(495) 981-96-16.
THE BUYER The Company IsoRay Medical Inc. 350 Hills Street, Suite 106 Richland, WA 99354-5411 USA
THE CONSIGNEE The Company IsoRay Medical Inc. 350 Hills Street, Suite 106 Richland, WA 99354-5411 US Airport of destination: Seattle or Portland, USA
NOTIFICATION FedEX Trade Networks 16353 NE Cameron Blvd Portland, Oregon 97230 USA Phone: +1503-255 1391 ext.14
THE END USER The Company IsoRay Medical Inc. 350 Hills Street, Suite 106 Richland, WA 99354-5411 USA

THE MANUFACTURER

Open Joint Stock Company «Institute of The Nuclear

Materials» (JSC «INM»)

624250, Russia, Sverdlovsk Region,

Zarechniy, PO Box 29

Phone.: 7 (34377) 362 64

FAX: 7 (34377) 333 96

E-mail: shipping@inm-rosatom.ru

THE SHIPPER Joint Stock Company "Institute of Nuclear Materials" (JSC "INM") P.O.Box 29, Zarechny, Sverdlovsk Region, Russia, 624250 Tel.: 7 (34377) 362 64 Fax: 7 (34377) 333 96
TERMS OF DELIVERY CPT airport Seattle or Portland, USA (Incoterms 2010)
THE BUYERS and THE SELLERS have mutually agreed that under the present Contract will be delivered additionally [**] lots of the goods from the 31st of January, 2014 till the 27th of June, 2014 under the following conditions:

[**] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Denomination and Specifications of the Goods.	Total activity of the lot on the calibration date, Ci	Quantity of lots, pcs	Price, USD per one lot	Amount, USD
Dehydrated water soluble cesium-131 salt	[**]	[**]	[**]	[**]
The Amount of the Contract: increases by [**]and will be [**]
To prolong the period of validity of the present contract till the 31st of August, 2014.
All other terms and conditions of Contract 840/08625142/25/01-13 and Addenda Nos. 1,2 to it remind unchanged.
The present Addendum is an integral part of the above mentioned contract and may be signed by E-mail.

THE SELLERS	THE BUYER

/s/ Dwight Babcock

[**] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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